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EXHIBIT 23.2

         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form SB-2 for DONAR ENTERPRISES, INC., of our report dated August 17, 2001, relating to the July 31, 2001 financial statements of DONAR
ENTERPRISES, INC., which appears in such Prospectus.

/s/  Stark Tinter & Associates, LLC

STARK TINTER & ASSOCIATES, LLC
October 9, 2001
Denver, Colorado

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